UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS
JUNE 30, 1997

[PHOTO]

                     THE TRAVELERS TIMED GROWTH AND INCOME
                     STOCK ACCOUNT FOR VARIABLE ANNUITIES

                     THE TRAVELERS TIMED SHORT-TERM
                     BOND ACCOUNT FOR VARIABLE ANNUITIES

                     THE TRAVELERS TIMED AGGRESSIVE
                     STOCK ACCOUNT FOR VARIABLE ANNUITIES

                     THE TRAVELERS TIMED BOND ACCOUNT
                     FOR VARIABLE ANNUITIES


[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities. The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for The Travelers Timed Bond Account for Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1997


ECONOMIC REVIEW AND OUTLOOK

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product growth rose by 4.9%. Despite the unexpected strength in the economy and a decline in unemployment to about 5%, reported inflation remained low. However, the tenor of a stronger economy, reflected in both a tight labor market and a high capacity utilization rate, sparked concerns about future inflation and prompted an increasingly vigilant Federal Reserve Board ("Fed") to raise short-term rates by 0.25% in March. Concerns of higher interest rates triggered a correction in both the stock and bond markets at the end of the first quarter.

The key economic news in the second quarter was a distinct slowdown in economic growth and surprisingly low inflation. Both the stock and bond markets drew relief from these developments as the prospects of further Fed tightening receded. Interest rates fell from above 7% to 6.8% by the end of the second quarter and the stock market embarked on a furious rally that saw prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After the increase in the federal funds rate in late March, it was considered quite likely that rates would rise during the second quarter. The prospects of higher rates created turmoil within the U.S. capital markets and stocks, in particular, were hit hard in early April.

Economic data released in early May provided mounting evidence of a slower economy and low inflation. Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates prevalent in the U.S. economy. The Consumer Price Deflator, which is considered to be a better inflation measure than the Consumer Price Index ("CPI"), fell to a 30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal for wage inflation, have slowed from 4.1% to 3.5%. Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in 5 years. Most indicators suggest that inflation does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains. Several other factors also suggest that the current disinflationary trend is likely to be both longer lasting and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening.

The biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures. Stronger retail sales may well hold the key to a reacceleration in third quarter economic growth. The boost in consumer spending could come from any one of several sources: increased refinancing activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

While the relatively high real yield levels in the bond market suggest that bond investors still remain wary of an inflation and interest rate increase, the stock market will clearly be vulnerable to such a development.

FIXED INCOME COMMENTARY

Bond prices also rose higher in the second quarter. The Lehman Long Government/Corporate Index performed the best with a gain of 5.5% as interest rates fell below 7%. The yield curve became flatter as the spread between long- and short-term bonds narrowed by 0.20% in the quarter.

Stronger growth with low inflation has been good for bonds as it has reduced government financing needs. The low inflation environment coupled with a declining budget deficit provides positive support for the bond market. Going forward, the bullish case for bonds can be attributed to a reduced budget deficit and absence of inflation in final goods pricing. While wages may be drifting higher, so are productivity gains due to technological improvements. At the same time, global competition and an 8.5% year-to-date increase in the trade weighted dollar should prevent higher product inflation. Year-over-year Producer Price Index ("PPI") statistics show no signs of price pressures, and CPI has been at a 2.0%-2.5% rate for the past few years. Additionally, the CPI is generally agreed to be overstated and the government may be in the process of gradually reducing this upward bias.

The key question for the markets will be the pace of growth in the second half of the year and how the bond market and Fed react to it. We do not believe that growth necessarily leads to further inflation on the finished goods side. As long as wage growth is offset by productivity increases, higher growth with low unemployment does not have to lead to a rise in inflation. However there is still much debate on what the market and the Fed think about the relationship between economic growth and inflation. If growth is above 3%, the market may still expect higher inflation or the Fed may raise rates on a preemptive basis.

Within the fixed income markets, spreads remain tight and there is a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits. High issues of Collatalized Bond Obligations ("CBO") has created a new class of buyer for lower quality issues, one that is more concerned with default likelihood than relative pricing. Mortgage backed spreads have tightened as market volatility has been low and prepayments have been within their predicted range. Mortgage spreads are unlikely to widen much as long as government agencies such as Fannie Mae and Freddie Mac are quick to arbitrage any spread widening. Corporate spreads are likely to take their cues from the high yield and equity markets. As long as these remain well bid for, high quality spreads should remain firm. Historically, October has been a month when spreads have become wider and we would therefore, not be surprised to see some modest pressure on spreads as the fourth quarter begins.

EQUITY COMMENTARY

The U.S. stock market remains in one of the strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth quarter earnings and robust money flows into mutual funds, the Standard & Poor's 500 Stock Index ("S&P 500") gained over 7% in January and February, and continued to move to new highs in early March. However, as evidence of unexpectedly robust economic growth came to hand, investors became increasingly concerned about the risk of higher inflation and interest rates. The Fed raised short-term rates in March, and long-term Treasury bond yields moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell-off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter, the S&P 500 edged out a 2.7% gain with dividends. Small capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 Stock Index declined 5.5% in value.

In sharp contrast, the second quarter of 1997 was the best quarter for the U.S. stock market in over ten years. The stock market rally was broad in nature lifting most stocks and indexes to record highs. The S&P 500 soared by 17.5% in the second quarter, the Russell 2000 Stock Index rose 16.2% and the NASDAQ index performed even better with a gain of 18.0%.

The stock market got off to a rocky start in April as the effects of the Fed rate hike from late March rippled through the capital markets. The S&P 500 sold off to a low of 733 and the Dow retreated to almost 6300 on April 14, 1997 as investors focused on the likelihood of higher rates. The mood swing to optimism was triggered by the release of solid first quarter earnings in April and the market rally began in real earnest when inflation reports in early May showed a significant decline in producer and consumer prices.

First quarter earnings were again ahead of expectations. The final tally on the earnings scorecard showed that 54% of all companies reported earnings in excess of expectations while 31% of companies disappointed relative to the consensus. The preponderance of positive earnings surprises continues a trend which now extends to 17 consecutive quarters and is unprecedented in terms of duration or magnitude.

As a result of the positive surprises, first quarter earnings were 3% above consensus and 14% above year-ago levels. According to I/B/E/S Inc., which maintains institutional earnings forecasts, the consensus for top-down 1997 S&P 500 earnings growth is now 9% with steady upward revisions over the last few months. However, a 20% increase in stock prices seems to more than adequately reflect the 9% growth in earnings for 1997. Earnings growth is expected to slow down in 1998 to about 6% as a result of difficult comparisons from 1997.

The agreement on a balanced budget in Washington and the prospects of a lower capital gains tax added further fuel to the stock market rally in the middle of the quarter. The flood of liquidity into the market continued unabated in the second quarter and put more buying pressure on stocks.

TECHNOLOGY stocks set the pace for the market in the first half of 1997. Semiconductor equipment, software, networking, and telecommunications equipment stocks rose sharply on an improving outlook for sales and earnings. Semiconductor stocks, on the other hand, have lagged due to concerns over product transitions and declining estimates for second quarter earnings.

A strong rally in the HEALTH CARE sector was led by the Drug group, whose overseas exposure and strong relative earnings growth proved extremely attractive to investors seeking blue-chip growth stocks. These attributes also helped CONSUMER STAPLES stocks in the household products, retail drug and beverage groups.

ENERGY stocks have underperformed in the first half of 1997 as a result of the effects of soft commodity prices and weakening relative earnings growth. The integrated international oil, integrated domestic and exploration and production groups all suffered from negative investor psychology and mixed earnings prospects. In contrast, strong relative earnings gains continued to buoy stocks in the oil services group.

INTEREST RATE SENSITIVE stocks turned in a mixed performance in the second quarter. Money center banks underperformed due to interest rate jitters and credit risk concerns, while security brokers moved up sharply amid a high level of merger activity.

Valuations in the stock market continue to be stretched. The price-to-earnings ratio of the S&P 500 on 12-month forward earnings now stands at 18.4 times which is a record high over the last 25 years. By most valuation measures, the market is between 10% and 15% overvalued. While it is difficult to point to one specific event which will derail the roaring stock market engine, the high valuation level of the market is likely to trigger a correction on even a small negative surprise.

There are no indications right now to suggest that earnings are at any great risk in the near term. The earnings pre-announcement season at the end of the quarter, when companies typically confess to upcoming earnings shortfalls, was uneventful and early second quarter earnings seem to be quite strong.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in a stronger-than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

We remain cautious on the U.S. stock market. With all the good news already reflected in stock prices, the stock market has virtually no margin for error. We suspect that any unpleasant surprise will be enough provocation to trigger a correction. The market will focus on earnings or interest rates for any negative developments but any wild card surprise such as an oil price shock could mean trouble. The positive long-term trend towards low inflation and lower interest rates should, however, contain the downside in the stock market and limit any correction to the traditional 10% to 15% range from prior highs.



SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS


                                                                           PAGE
-------------------------------------------------------------------------------

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES....................................................  6

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES........ 18

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES....... 25

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES................... 37

                                 THE TRAVELERS
                            TIMED GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by The Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the six months ending June 30, 1997, Account TGIS achieved a total return of 20.4%, before fees and expenses, in line with the S&P 500 total return of 20.5%. Net of fees and expenses, Account TGIS's total return of 18.8% for the first half of 1997 compared favorably to the 15.3% average return for variable annuity stock accounts in the Lipper Growth & Income Category. On a trailing twelve month basis as of June 30, 1997, Account TGIS had a total return of 30.3%, net of fees and expenses, compared to the Lipper Growth & Income Category average of 27.8%.

During the first half of 1997, stock selection in the health care, producer durables and financial services sectors made the strongest positive contribution to Account TGIS's overall relative performance. In the health care and pharmaceutical sectors, Account TGIS benefited from positions in companies with strong diversified sources of earnings such as Bristol-Myers Squibb, Guidant and PhyCor. In financial services and banking, our largest relative gain came from positions in Household International, BankAmerica Corp. and Mellon Bank. In the capital goods sector, we were helped by overweighted positions in Deere, Crane Company and Illinois Tool Works, all of which performed strongly in response to upside earnings surprises. We lost ground relative to the benchmark primarily in the technology and energy sectors. In the technology sector, our relative performance was penalized by Account TGIS being underweighted in a number of the better performing stocks, including Cisco and Applied Materials. We were also hurt by an overweighted position in Read-Rite, the leading producer of magnetic recording heads used in computer disk drive assemblies, which traded down sharply on concerns about slowing orders from computer manufacturers.

The effort by U.S. corporations to capture leading global market positions through productivity-enhancing measures has been critical to the U.S. equity market's spectacular rise, and we expect more and more U.S. firms to seek growth through a global strategy. We believe that the current economic expansion has further to go, that inflation will remain low and that corporate earnings will continue to grow, although perhaps more slowly than we have seen in the past year. Thus, the bull market should remain intact. Despite all these positives, we expect market volatility to increase through the remainder of this market cycle. With valuations at current levels, investors are nervous and likely to demonstrate little tolerance for any cyclical rise in inflation and interest rates, or even hints of bad news at the individual company level. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In TIMCO's disciplined approach to stock selection, we emphasize stocks that exhibit improving fundamentals (primarily gauged by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we are maintaining our overweight in LSI Logic, a leading designer and manufacturer of semiconductors used in computer networking, telecommunications and emerging digital video systems. In the health care and pharmaceutical sectors, we continue to emphasize Bristol-Myers Squibb on the basis of its superior product positioning and earnings momentum, and we remain overweighted in Guidant, a world leader in the sale of pacemakers and other surgical devices used in the treatment of heart disease. In the consumer sector, our focus is on diversified media companies like The New York Times and Gannett, as well as retailers that demonstrate above-average sales and earnings momentum, including Borders Group and TJX. In banking, we are currently emphasizing Mellon Bank and Northern Trust for their diversity of earnings and leading positions in global custody services.


PORTFOLIO MANAGERS: SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA - KENT A. KELLEY, CFA





                                  [TIMCO LOGO]

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997


ASSETS:
    Investment securities, at market value (cost $156,752,816)..................      $    199,549,393
    Receivables:
        Dividends...............................................................               185,258
        Investment securities sold..............................................             3,632,845
        Purchase payments and transfers from other Travelers accounts...........                19,869
    Other assets................................................................                   521
                                                                                      -----------------

           Total Assets.........................................................           203,387,886
                                                                                      -----------------

LIABILITIES:
    Cash overdraft..............................................................                14,213
    Payables:
        Investment securities purchased.........................................             4,364,255
        Contract surrenders and transfers to other Travelers accounts...........                13,332
        Investment management and advisory fees.................................                17,804
        Market timing fees......................................................                27,282
        Variation on futures margin.............................................               345,800
    Accrued liabilities.........................................................                68,517
                                                                                      -----------------

           Total Liabilities....................................................             4,851,203
                                                                                      -----------------

NET ASSETS:
    (Applicable to 61,529,915 units outstanding at $3.227 per unit).............      $    198,536,683
                                                                                      =================




                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME:
    Dividends...............................................................     $      1,323,621
    Interest................................................................              878,751
                                                                                 -----------------
        Total income........................................................                         $      2,202,372

EXPENSES:
    Market timing fees......................................................            1,125,506
    Investment management and advisory fees.................................              292,191
    Insurance charges.......................................................            1,125,506
                                                                                 -----------------
        Total expenses......................................................                                2,543,203
                                                                                                     -----------------

           Net investment loss..............................................                                 (340,831)
                                                                                                     -----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................           72,630,766
        Cost of investment securities sold..................................           55,509,564
                                                                                 -----------------

           Net realized gain................................................                               17,121,202

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996................................           30,900,858
        Unrealized gain at June 30, 1997....................................           42,796,577
                                                                                 -----------------

           Net change in unrealized gain for the period.....................                               11,895,719
                                                                                                     -----------------

               Net realized gain and change in unrealized gain..............                               29,016,921
                                                                                                     -----------------

    Net increase in net assets resulting from operations....................                         $     28,676,090
                                                                                                     =================





                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                        JUNE 30,        DECEMBER 31,
                                                                                          1997              1996
                                                                                          ----              ----
                                                                                      (UNAUDITED)
OPERATIONS:
    Net investment loss........................................................    $       (340,831) $       (457,413)
    Net realized gain from investment security transactions....................          17,121,202        17,418,572
    Net change in unrealized gain on investment securities.....................          11,895,719        14,261,912
                                                                                     ---------------   ---------------

        Net increase in net assets resulting from operations...................          28,676,090        31,223,071
                                                                                     ---------------   ---------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,209,678 and 3,669,841 units, respectively)............           3,577,589         8,913,140
    Participant transfers from other Travelers accounts
        (applicable to 923,123 and 997,173 units, respectively)................           2,748,142         2,447,373
    Market timing transfers from other Travelers timed accounts
        (applicable to 13,417,785 and 15,373,491 units, respectively)..........          40,990,166        41,324,850
    Administrative charges
        (applicable to 35,625 and 104,468 units, respectively).................            (115,270)         (270,930)
    Contract surrenders
        (applicable to 2,648,067 and 6,643,488 units, respectively)............          (7,785,739)      (16,458,034)
    Participant transfers to other Travelers accounts
        (applicable to 2,926,279 and 10,551,980 units, respectively)...........          (8,654,365)      (25,735,778)
    Market timing transfers to other Travelers timed accounts
        (applicable to 16,465,702 and 39,522,364 units, respectively)..........         (45,755,486)      (93,836,213)
    Other payments to participants
        (applicable to 56,140 and 150,701 units, respectively).................            (162,595)         (357,201)
                                                                                     ---------------   ---------------

        Net decrease in net assets resulting from unit transactions............         (15,157,558)      (83,972,793)
                                                                                     ---------------   ---------------

           Net increase (decrease) in net assets...............................          13,518,532       (52,749,722)

NET ASSETS:
    Beginning of period........................................................         185,018,151       237,767,873
                                                                                     ---------------   ---------------

    End of period..............................................................    $    198,536,683  $    185,018,151
                                                                                     ===============   ===============



                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

   The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

   OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

   REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the six months ended June 30, 1997, were $39,364,516 and $61,646,133, respectively. Realized gains and losses from investment transactions are reported on an identified cost basis.

   Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $7,540 and $39,297 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

   At June 30, 1997, Account TGIS held 104 open S&P 500 Stock Index futures contracts expiring in September, 1997. The underlying face value, or notional value, of these contracts at June 30, 1997 amounted to $46,293,000. In connection with these contracts, short-term investments with a par value of $1,920,000 had been pledged as margin deposits.

   Net realized gains resulting from futures contracts were $3,762,080 and $3,859,624 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1997, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

   A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $53,612 and $161,380 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

4.  SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


                                                            SIX
                                                           MONTHS
                                                            ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                                           JUNE 30,           (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                          ----------   ------------------------------------------------------------
                                                             1997         1996        1995        1994       1993        1992
                                                             ----         ----        ----        ----       ----        ----
SELECTED PER UNIT DATA:
 Total investment income................................  $    .034    $     .061   $    .083   $   .064   $    .043   $     .046
 Operating expenses.....................................       .041          .069        .057       .041        .042         .045
                                                          ----------   ----------   ----------  --------   ----------  ----------

 Net investment income (loss)...........................      (.007)        (.008)       .026       .023        .001         .001

 Unit value at beginning of period......................      2.717         2.263       1.695      1.776       1.689        1.643
 Net realized and change in unrealized gains (losses)...       .517          .462        .542      (.104)       .086         .045
                                                          ----------   ----------   ----------  --------   ----------  ----------

 Unit value at end of period............................  $   3.227    $    2.717   $   2.263   $  1.695   $   1.776   $    1.689
                                                          ==========   ==========   ==========  ========   ==========  ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value..................  $     .51    $      .45   $     .57   $   (.08)  $     .09    $     .05
 Ratio of operating expenses to average net assets*.....       2.82 %        2.82 %      2.82 %     2.82 %      2.82 %       2.82 %
 Ratio of net investment income (loss) to average net
  assets*...............................................       (.42)%        (.34)%      1.37 %     1.58 %       .08 %        .78 %
 Number of units outstanding at end of period
  (thousands)...........................................     61,530        68,111     105,044     29,692           -      217,428
 Portfolio turnover rate................................         26 %          81 %        79 %       19 %        70 %        119 %
 Average commission rate paid+..........................  $    .047    $     .046           -          -           -            -


*    Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the period.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
COMMON STOCKS (75.7%)

 AEROSPACE (1.5%)
  Allied Signal, Inc.                  6,200   $     520,800
  Boeing Co.                           7,800         413,888
  Lockheed Martin Corporation          4,500         466,031
  McDonnell Douglas Corp.             12,000         822,000
  United Technologies Corp.           10,400         863,200
                                               -------------
                                                   3,085,919
                                               -------------

 AIRLINES (0.2%)
  Continental Airlines, Inc. (A)      13,500         471,656
                                               -------------

 AUTOMOTIVE (1.7%)
  Chrysler Corp.                      15,500         508,594
  Cummins Engine                       8,400         592,725
  Ford Motor Co.                      26,600       1,004,150
  General Motors Corp.                15,500         863,156
  Lear Corp. (A)                       9,600         426,000
                                               -------------
                                                   3,394,625
                                               -------------

 BANKING (5.9%)
  Banc One Corp.                      12,620         611,281
  Bank of New York Co., Inc.           8,500         369,750
  BankAmerica Corp.                   23,000       1,484,937
  Bank of Boston Corp.                12,600         907,987
  Barnett Banks Inc.                   4,300         225,750
  Chase Manhattan Corp.                9,824         953,542
  Citicorp                            10,100       1,217,681
  First Bank Systems, Inc.             3,100         264,662
  First Chicago NBD                    7,200         435,600
  First Union Corp. (N.C.)             3,400         314,500
  Golden West Financial Corp.          6,900         483,000
  Mellon Bank Corp.                   20,400         920,550
  J.P. Morgan & Company                4,100         427,938
  NationsBank Corp.                   14,600         941,700
  Northern Trust Corp.                10,600         513,106
  Norwest Corp.                        8,100         455,625
  PNC Bank Corp.                       7,100         295,538
  SunTrust Banks, Inc.                 4,900         269,806
  Wells Fargo & Co.                    2,200         592,903
                                               -------------
                                                  11,685,856
                                               -------------

 BEVERAGE (2.1%)
  Anheuser-Busch Cos.                 11,100         465,506
  Coca-Cola Co.                       54,200       3,658,500
                                               -------------
                                                   4,124,006
                                               -------------

 BROKERAGE (0.9%)
  Marsh & McLennan Cos.               10,400         742,300
  Merrill Lynch & Co.                  7,400         441,225
  Morgan Stanley Group, Inc.          13,140         565,841
                                               -------------
                                                   1,749,366
                                               -------------

 BUILDING MATERIALS (0.3%)
  Masco Corp.                         14,700         613,725
                                               -------------

 CAPITAL GOODS (1.7%)
  Boston Scientific Corp. (A)          4,100         251,894
  Crane Co.                           12,850         537,291
  Deere & Co.                         13,800         757,275
  Emerson Electric Co.                 9,900         545,119
  Honeywell, Inc.                      8,100         614,587
  Illinois Tool Works                 15,800         789,012
                                               -------------
                                                   3,495,178
                                               -------------

 CHEMICALS (2.0%)
  BetzDearborn, Inc.                   6,700   $     442,200
  Cytec Industries, Inc. (A)          10,600         396,175
  Dow Chemical                         5,500         479,187
  E.I. Dupont de Nemours & Co.        24,800       1,559,300
  Monsanto Co.                        23,900       1,029,194
                                               -------------
                                                   3,906,056
                                               -------------

 CONSTRUCTION MACHINERY (0.3%)
  Caterpillar, Inc.                    4,500         483,188
                                               -------------

 CONSUMER (5.4%)
  Colgate-Palmolive                    6,800         443,700
  Eastman Kodak Co.                    7,300         560,275
  General Electric Corp.              75,000       4,903,125
  Gillette Co.                        16,989       1,609,708
  Procter & Gamble Co.                18,400       2,599,000
  Unilever N.V.                        3,100         675,800
                                               -------------
                                                  10,791,608
                                               -------------

 CONSUMER SERVICES (0.5%)
  Kimberly Clark Corp.                20,420       1,015,895
                                               -------------

 DEFENSE (0.1%)
  Raytheon Co.                         5,400         275,400
                                               -------------

 ENTERTAINMENT (0.9%)
  Walt Disney Co.                     15,141       1,215,065
  U.S. Industries, Inc. (A)           17,900         637,688
                                               -------------
                                                   1,852,753
                                               -------------

 ENVIRONMENTAL (0.2%)
  Waste Management, Inc.              10,700         343,738
                                               -------------

 FOOD (2.7%)
  CPC International, Inc.              8,400         775,425
  Campbell Soup Co.                    4,900         245,000
  ConAgra, Inc.                       13,200         846,450
  Dean Foods Co.                      14,200         573,325
  Kellogg Co.                          1,500         128,437
  McDonalds Corp.                      6,500         314,031
  PepsiCo, Inc.                       35,100       1,318,444
  Pioneer Hi-Bred International        8,300         664,000
  Sara Lee Corp.                      10,900         453,712
                                               -------------
                                                   5,318,824
                                               -------------

 FINANCE (1.2%)
  American Express Company            11,100         826,950
  HFS Inc. (A)                        12,300         713,400
  Household International              8,100         951,244
                                               -------------
                                                   2,491,594
                                               -------------

 HEALTHCARE (1.4%)
  Beverly Enterprises (A)             30,900         502,125
  Columbia/HCA Healthcare Corp.       14,850         583,791
  Guidant Corp.                        8,400         714,000
  PhyCor, Inc. (A)                    15,100         519,534
  U.S. Surgical Corp.                 14,500         540,125
                                               -------------
                                                   2,859,575
                                               -------------

                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
 INDEPENDENT ENERGY (0.4%)
  AES Corp. (A)                        6,200   $     438,650
  Louisiana Land & Exploration         7,700         439,863
                                               -------------
                                                     878,513
                                               -------------

 INDUSTRIAL (1.2%)
  AccuStaff, Inc. (A)                 19,800         469,013
  Automatic Data Process               7,000         329,000
  Corning, Inc.                        5,000         278,125
  Minnesota Mining &
   Manufacturing Co.                   9,500         969,000
  Whitman Corp.                       11,100         266,400
                                               -------------
                                                   2,311,538
                                               -------------

 INSURANCE (3.2%)
  Aetna, Inc.                          3,300         337,837
  Allstate Corp.                      10,038         732,774
  AMBAC, Inc.                          5,900         450,612
  American International Group        10,650       1,590,844
  CIGNA Corp.                          1,700         301,750
  Chubb Corp.                          3,700         247,437
  Conseco, Inc.                       18,600         688,200
  Hartford Financial Services
   Group                              10,400         860,600
  Lincoln National Corp.               2,200         141,625
  SunAmerica, Inc.                     9,200         448,500
  Transatlantic Holdings, Inc.         4,900         486,325
                                               -------------
                                                   6,286,504
                                               -------------

 INTEGRATED ENERGY (5.5%)
  Amoco Corp.                         10,800         938,925
  Atlantic Richfield Co.               5,200         366,600
  Chevron Corp.                       14,500       1,072,094
  Exxon Corp.                         47,000       2,890,500
  Mobil Corp.                         23,800       1,663,025
  Royal Dutch Petroleum Co.           38,000       2,066,250
  Texaco, Inc.                        12,300       1,337,625
  Unocal Corp.                        17,200         667,575
                                               -------------
                                                  11,002,594
                                               -------------

 LODGING (0.1%)
  Hilton Hotels Corp.                  6,000         159,375
                                               -------------

 MEDIA (1.6%)
  Andrew Corp.                         5,675         159,255
  Gannett Co.                          9,300         918,375
  New York Times Co.                  12,600         623,700
  Tele-Communications-TCI (A)         15,100         224,140
  Tele-Communications-
   Liberty Media (A)                  18,400         437,574
  Time Warner, Inc.                   12,100         583,825
  Viacom, Inc. (A)                     7,600         228,000
                                               -------------
                                                   3,174,869
                                               -------------

 METALS (0.9%)
  Aluminum Co. of America              6,000         452,250
  Freeport-McMoRan Copper & Gold      16,800         522,900
  Homestake Mining Co.                21,700         283,456
  USX-U.S. Steel Group, Inc.          14,200         497,887
                                               -------------
                                                   1,756,493
                                               -------------

 NATURAL GAS PIPELINE (1.0%)
  Columbia Gas Systems, Inc.           9,100   $     593,775
  Enron Corp.                         15,400         628,513
  Pacific Enterprises                  5,000         168,125
  Sonat, Inc.                         10,600         543,250
                                               -------------
                                                   1,933,663
                                               -------------

 OIL FIELD (0.6%)
  Baker Hughes, Inc.                  14,600         564,838
  Schlumberger Ltd.                    5,400         675,000
                                               -------------
                                                   1,239,838
                                               -------------

 PAPER (0.8%)
  Avery Dennison Corp.                 8,400         337,050
  Georgia-Pacific Corp.                5,900         503,713
  Mead Corp.                           8,300         516,675
  Weyerhaeuser Co.                     4,500         234,000
                                               -------------
                                                   1,591,438
                                               -------------

 PHARMACEUTICALS (7.2%)
  Abbott Laboratories                 11,000         734,250
  American Home Products Corp.         8,500         650,250
  Amgen                                5,900         342,753
  Bristol-Myers Squibb Co.            28,300       2,292,300
  CVS Corp.                           12,700         650,875
  Johnson & Johnson                   35,700       2,298,188
  Lilly (Eli) & Co.                    7,700         841,706
  Merck & Co.                         32,900       3,405,150
  Pfizer, Inc.                        14,100       1,684,950
  Schering-Plough Corp.               16,600         794,725
  Warner-Lambert Co.                   6,000         745,500
                                               -------------
                                                  14,440,647
                                               -------------

 RAILROADS (0.5%)
  Burlington Northern Santa Fe         7,600         683,050
  Union Pacific Corp.                  4,800         338,400
                                               -------------
                                                   1,021,450
                                               -------------

 REFINING (0.5%)
  Amerada Hess                         8,600         477,837
  Ashland, Inc.                        9,700         449,838
                                               -------------
                                                     927,675
                                               -------------

 RETAILERS (3.3%)
  Borders Group, Inc. (A)             19,800         477,675
  Costco Companies, Inc. (A)          21,000         691,030
  Federated Department
   Stores, Inc. (A)                   16,200         562,950
  The Gap, Inc.                        6,300         244,912
  Home Depot, Inc.                    11,200         772,100
  Lowe's Cos.                         16,000         594,000
  Sears Roebuck & Co.                  9,000         483,750
  Stride Rite Corp.                   33,400         430,025
  TJX Companies, Inc.                 21,800         574,975
  Wal-Mart Stores, Inc.               51,800       1,751,487
                                               -------------
                                                   6,582,904
                                               -------------

 SERVICES (3.0%)
  Ecolab, Inc.                        11,700         558,675
  Equifax, Inc.                        3,100         115,281
  HBO & Co.                            7,900         544,113
  Medtronics, Inc.                     5,400         437,400
  Microsoft Corp. (A)                 26,700       3,376,714
  Oracle Corp. (A)                    14,400         724,949
  United Healthcare Corp.              4,200         218,400
                                               -------------
                                                   5,975,532
                                               -------------

                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
 SUPERMARKETS (0.3%)
  American Stores                     12,300   $     607,313
                                               -------------

 TECHNOLOGY (7.1%)
  Advanced Micro Devices (A)          12,100         435,600
  Applied Materials, Inc. (A)          4,000         283,125
  Cisco Systems, Inc. (A)             14,500         973,765
  Compaq Computer Corp. (A)            6,500         645,125
  Computer Associates International    8,000         445,500
  Dell Computer Corp. (A)              4,000         469,625
  Gateway 2000, Inc. (A)              13,600         441,150
  Hewlett-Packard Co.                 22,500       1,260,000
  Intel Corp.                         15,300       2,166,384
  International Business
   Machines Corp.                     23,200       2,092,350
  LSI Logic Corp. (A)                 18,500         592,000
  McAfee Associates, Inc. (A)          7,400         466,662
  Motorola, Inc.                      16,700       1,269,200
  Raychem Corp.                        5,700         423,937
  Read-Rite Corp. (A)                 19,900         414,790
  Seagate Technology, Inc. (A)         5,300         186,494
  Sun Microsystems (A)                 7,900         294,028
  Texas Instruments, Inc.              3,900         327,844
  3Com Corp. (A)                       7,200         323,775
  Westinghouse Electric Corp.         14,400         333,000
  Xerox Corp.                          7,600         599,450
                                               -------------
                                                  14,443,804
                                               -------------

 TELECOMMUNICATIONS (5.4%)
  AT&T Corp.                          31,400       1,100,962
  Ameritech Corp.                     12,600         856,012
  Bell Atlantic Corp.                 10,000         758,750
  BellSouth Corp.                     22,700       1,052,712
  GTE Corp.                           18,900         829,238
  Lucent Technologies                 13,884       1,000,516
  MCI Communications Corp.            15,400         589,530
  Northern Telecommunications
   Ltd                                 5,700         518,700
  NYNEX Corp.                         10,000         576,250
  SBC Communications, Inc.            27,775       1,718,578
  Sprint Corp.                         7,700         405,212
  US West Communications Group         4,100         154,519
  WorldCom, Inc. (A)                  35,200       1,125,298
                                               -------------
                                                  10,686,277
                                               -------------

 TEXTILE (0.2%)
  Nike, Inc.                           5,600         326,900
                                               -------------

 TOBACCO (1.3%)
  Fortune Brands, Inc.                 3,800         141,788
  Gallaher Group PLC (A)               3,800          70,062
  Philip Morris Cos.                  55,600       2,467,250
                                               -------------
                                                   2,679,100
                                               -------------

 U.S. AGENCY (0.8%)
  Federal Home Loan Mortgage
   Corp.                              16,800         577,500
  Federal National Mortgage
   Association                        24,900       1,086,263
                                               -------------
                                                   1,663,763
                                               -------------

 UTILITIES (1.7%)
  Baltimore Gas & Electric Co.        14,300   $     381,631
  CalEnergy Co. (A)                   11,800         448,400
  Duke Power Co.                       4,500         215,719
  Edison International                27,700         689,037
  FPL Group, Inc.                     13,000         598,812
  Houston Industries                   6,000         128,625
  PacifiCorp                           6,300         138,600
  Southern Co.                        15,300         334,688
  Texas Utilities Co.                 12,000         413,250
                                               -------------
                                                   3,348,762
                                               -------------

   TOTAL COMMON STOCKS
    (COST $108,194,720)                          150,997,914
                                               -------------

                                   PRINCIPAL
                                     AMOUNT
                                   ----------

SHORT-TERM INVESTMENTS (24.3%)

 COMMERCIAL PAPER (23.2%)
  Barclays U.S. Funding Corp.,
   5.67% due July 21, 1997       $ 4,500,000       4,485,380
  BHP Finance (USA), Inc.,
   5.66% due July 7, 1997          1,451,000       1,449,350
  Goldman Sachs Group LP,
   5.74% due July 9, 1997          1,592,000       1,589,693
  Goldman Sachs Group LP,
   5.66% due July 10, 1997         2,350,000       2,346,233
  Heinz (H.J.) Co.,
   5.63% due July 3, 1997          4,500,000       4,497,768
  Household Finance Corp.,
   6.21% due July 1, 1997          1,852,000       1,852,000
  IMI Funding Corp. (USA),
   5.63% due July 7, 1997          3,000,000       2,996,589
  Merrill Lynch & Co.,
   5.68% due July 14, 1997         4,500,000       4,490,077
  Morgan Stanley Group, Inc.,
   5.68% due August 8, 1997        4,000,000       3,976,364
  NYNEX Corp
   5.65% due July 22, 1997         4,000,000       3,986,416
  PacifiCorp,
   5.63% due July 7, 1997          2,000,000       1,997,726
  Pearson, Inc.,
   5.67% due July 18, 1997         3,000,000       2,991,588
  Private Export Funding Corp,
   5.67% due July 31, 1997         4,500,000       4,478,859
  Southern California Edison Co.,
   5.65% due July 23, 1997         4,000,000       3,985,832
  Toys R Us, Inc.,
   5.60% due July 7, 1997          1,200,000       1,198,636
                                               -------------
                                                  46,322,511
                                               -------------

                                        PRINCIPAL        MARKET
                                          AMOUNT         VALUE
                                        ----------    ------------
 U.S. TREASURY (1.1%)
  United States of America Treasury,
   5.25% due August 21, 1997 (B)      $ 2,245,000   $   2,228,968
                                                    -------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $48,558,096)                     48,551,479
                                                    -------------


                                         NOTIONAL
                                          VALUE
                                        ----------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
   Exp. September, 1997 (C)           $ 46,293,000              -
                                                    -------------


   TOTAL INVESTMENTS (100%)
    (COST $156,752,816) (D)                         $ 199,549,393
                                                    =============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $1,920,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1997, net unrealized appreciation for all securities was $42,796,577. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $43,679,489 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $882,912.



                       See Notes to Financial Statements

                                 THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The U.S. economy, fueled by strong job creation and retail sales, gained momentum and Gross Domestic Product ("GDP") accelerated at a growth rate of 4.9% in the first quarter. As a preemptive move the Federal Reserve Board ("Fed") increased the federal funds rate by 0.25% to 5.50% at its March meeting.

In the second quarter the financial markets rallied helped by a slowdown in the economy's frenetic first quarter pace. GDP growth for the second quarter was 2.2%, significantly below first quarter growth. However, this may be just a brief pause and the economy could return to a 3% growth track for the second half of the year. Solid gains in jobs and income, advancing financial markets and high levels of confidence form an ideal environment for heightened consumer spending. This could possibly generate a squeeze in the labor markets and trigger a shift in monetary policy. The timing and direction of the next Fed move is uncertain and will occur only when there is a clear indication as to the strength of the economy.

In light of this, the strategy in the management of The Travelers Timed Short-Term Bond Account for Variable Annuities' short-term assets will be to maintain maturities of less than 60 days. At June 30, 1997 the asset size of the portfolio was $66.9 million with an average yield of 5.59% and an average life of 18 days.


PORTFOLIO MANAGER: EMIL J. MOLINARO JR.





                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997


ASSETS:
    Investment securities, at market value (cost $66,943,474)...................      $     66,930,755
    Receivables:
        Interest................................................................                42,222
        Investment securities sold..............................................             1,127,000
        Purchase payments and transfers from other Travelers accounts...........                 9,354
    Other assets................................................................                    16
                                                                                      -----------------

           Total Assets.........................................................            68,109,347
                                                                                      -----------------

LIABILITIES:
    Cash overdraft..............................................................                54,099
    Payables:
        Investment securities purchased.........................................             1,071,818
        Contract surrenders and transfers to other Travelers accounts...........                 4,376
        Investment management and advisory fees.................................                 5,960
        Market timing fees......................................................                 9,169
    Accrued liabilities.........................................................                24,027
                                                                                      -----------------

           Total Liabilities....................................................             1,169,449
                                                                                      -----------------

NET ASSETS:
    (Applicable to 48,521,843 units outstanding at $1.379 per unit).............      $     66,939,898
                                                                                      =================




                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME:
    Interest................................................................                         $      2,388,453

EXPENSES:
    Market timing fees......................................................     $        539,111
    Investment management and advisory fees.................................              140,433
    Insurance charges.......................................................              539,111
                                                                                 -----------------
        Total expenses......................................................                                1,218,655
                                                                                                     -----------------

           Net investment income............................................                                1,169,798
                                                                                                     -----------------

REALIZED LOSS AND CHANGE IN UNREALIZED LOSS ON
       INVESTMENT SECURITIES:
    Realized loss from investment security transactions:
        Proceeds from investment securities sold............................           72,946,850
        Cost of investment securities sold..................................           72,947,186
                                                                                 -----------------

           Net realized loss................................................                                     (336)

    Change in unrealized loss on investment securities:
        Unrealized loss at December 31, 1996................................              (10,334)
        Unrealized loss at June 30, 1997....................................              (12,719)
                                                                                 -----------------

          Net change in unrealized loss for the period......................                                   (2,385)
                                                                                                     -----------------

           Net realized loss and change in unrealized loss..................                                   (2,721)
                                                                                                     -----------------

    Net increase in net assets resulting from operations....................                         $      1,167,077
                                                                                                     =================





                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                       SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                        JUNE 30,        DECEMBER 31,
                                                                                          1997              1996
                                                                                          ----              ----
                                                                                      (UNAUDITED)
OPERATIONS:
    Net investment income......................................................    $      1,169,798  $      2,112,194
    Net realized gain (loss) from investment security transactions.............                (336)           19,963
    Net change in unrealized loss on investment securities.....................              (2,385)          (10,334)
                                                                                   ----------------- -----------------
        Net increase in net assets resulting from operations...................           1,167,077         2,121,823
                                                                                   ----------------- -----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,649,715 and 3,580,147 units, respectively)............           2,260,324         4,822,829
    Participant transfers from other Travelers accounts
        (applicable to 445,276 and 805,634 units, respectively)................             609,321         1,084,231
    Market timing transfers from other Travelers timed accounts
        (applicable to 46,933,510 and 127,845,161 units, respectively).........          64,283,327       171,245,508
    Administrative charges
        (applicable to 30,943 and 85,517 units, respectively)..................             (42,671)         (115,494)
    Contract surrenders
        (applicable to 3,067,746 and 4,878,210 units, respectively)............          (4,201,227)       (6,581,955)
    Participant transfers to other Travelers accounts
        (applicable to 4,001,508 and 10,743,375 units, respectively)...........          (5,479,804)      (14,473,627)
    Market timing transfers to other Travelers timed accounts
        (applicable to 47,867,671 and 61,747,981 units, respectively)..........         (65,788,808)      (83,544,949)
    Other payments to participants
        (applicable to 103,977 and 210,672 units, respectively)................            (142,319)         (283,688)
                                                                                   ----------------- -----------------

        Net increase (decrease) in net assets resulting from unit transactions.          (8,501,857)       72,152,855
                                                                                   ----------------- -----------------

           Net increase (decrease) in net assets...............................          (7,334,780)       74,274,678

NET ASSETS:
    Beginning of period........................................................          74,274,678                 -
                                                                                   ----------------- -----------------

    End of period..............................................................    $     66,939,898  $     74,274,678
                                                                                   ================= =================




                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

   The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   Realized gains and losses from security transactions are reported on an identified cost basis.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

   A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $41,934 and $72,688 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

4. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


                                                          SIX
                                                         MONTHS
                                                          ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                                         JUNE 30,           (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                        ----------   ------------------------------------------------------------
                                                           1997          1996        1995       1994         1993        1992
                                                           ----          ----        ----       ----         ----        ----
SELECTED PER UNIT DATA:
 Total investment income............................... $    .041   $     .057   $    .074   $     .055   $     .041   $     .054
 Operating expenses....................................      .021         .030        .035         .036         .037         .041
                                                        ----------  ----------   ---------   ----------   ----------   ----------

 Net investment income.................................      .020         .027        .039         .019         .004         .013

 Unit value at beginning of period.....................     1.361        1.333       1.292        1.275        1.271        1.258
 Net realized and change in unrealized gains (losses)*.     (.002)        .001        .002        (.002)           -            -
                                                        ----------  ----------   ---------   ----------   ----------   ----------
 Unit value at end of period........................... $   1.379   $    1.361   $   1.333   $    1.292   $    1.275   $    1.271
                                                        ==========  ==========   =========   ==========   ==========   ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value............................ $     .02   $      .03   $     .04   $      .02   $        -   $      .01
 Ratio of operating expenses to average net assets**...      2.82 %       2.82 %      2.82 %       2.82 %       2.82 %       2.82 %
 Ratio of net investment income to average net assets**      2.71 %       2.47 %      3.17 %       1.45 %        .39 %       1.12 %
 Number   of  units   outstanding   at  end  of  period
(thousands)............................................    48,522       54,565           -      216,713      353,374      173,359



* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**   Annualized.

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


                                      PRINCIPAL        MARKET
                                        AMOUNT          VALUE
                                      -----------   -------------

SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  Allied Signal, Inc.,
   5.66% due July 7, 1997           $  2,000,000  $    1,997,726
  Barclays U.S. Funding Corp.,
   5.67% due July 21, 1997             7,000,000       6,977,257
  BHP Finance (USA), Inc.,
   5.66% due July 8, 1997              1,000,000         998,705
  General Electric Capital Corp.,
   5.68% due July 17, 1997             4,000,000       3,989,384
  Goldman Sachs Group LP,
   5.64% due July 10, 1997             7,000,000       6,988,779
  Heinz (H.J.) Co.,
   5.65% due July 11, 1997             5,000,000       4,991,220
  Household Finance Corp.,
   6.21% due July 1, 1997              1,072,000       1,072,000
  Merrill Lynch & Co.,
   5.69% due July 9, 1997              4,000,000       3,994,204
  NIPSCO Industries,
   5.65% due July 21, 1997             5,110,000       5,093,398
  NYNEX Corp.,
   5.65% due July 22, 1997             5,000,000       4,983,020
  PacifiCorp,
   5.63% due July 7, 1997              3,770,000       3,765,714
  Pearson, Inc.,
   5.74% due July 1, 1997              1,400,000       1,399,766
  Pearson, Inc.,
   5.65% due July 14, 1997             5,258,000       5,246,406
  Penney JC Funding Corp.,
   5.66% due October 15, 1997          2,000,000       2,023,040
  PPG Industries, Inc.,
   5.60% due July 7, 1997              4,000,000       3,995,452
  Progress Capital Holdings, Inc.,
   5.67% due July 11, 1997             1,775,000       1,771,883
  Progress Capital Holdings, Inc.,
   5.67% due July 25, 1997             2,000,000       1,992,334
  Southern California Edison Co.,
   5.65% due July 23, 1997             3,675,000       3,661,983
  Transamerica Financial Corp.,
   5.54% due August 7, 1997            2,000,000       1,988,484
                                                  ---------------

   TOTAL INVESTMENTS (100%)
    (COST $66,943,474)                            $   66,930,755
                                                  ===============


                       See Notes to Financial Statements

                                 THE TRAVELERS
                                TIMED AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by The Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Midcap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the six months ending June 30, 1997, Account TAS had a total return of 11.7%, before fees and expenses, compared to the 13.0% total return of S&P 400. Net of fees and expenses, Account TAS's total return of 10.3% for the first half of 1997 was well ahead of the 7.1% average return achieved by variable annuity stock funds in the Lipper Mid Cap Category. On a trailing twelve month basis as of June 30, 1997, Account TAS's total return of 18.0%, net of fees and expenses, significantly outperformed the Lipper Mid Cap Category average of 10.7%.

During the first half of 1997, stock selection in the financial services sector made the strongest positive contribution to Account TAS's overall relative performance. In financial services, our biggest relative performance gain came from our overweighted position in a number of specialty property casualty insurers whose shares were up strongly during the first half, including Progressive Corp., Everest Reinsurance and Transatlantic Holdings. Account TAS also benefited from overweighted positions in a number of better performing banks, including Northern Trust and State Street, both of which are leveraging their dominant position in global custody services to achieve above-average revenue and earnings growth. We lost ground to the benchmark primarily in the energy and technology sectors. In the energy sector, we were hurt by the weakness of Chesapeake Energy Corporation in the oil exploration and production group. The shares of Chesapeake declined sharply on news of disappointing drilling results on the company's newest properties in Louisiana. In technology, our relative performance suffered as a result of Account TAS being underweighted in, or not invested in, a number of stocks that ran up strongly on either takeover activity or positive earnings surprises. These included Verifone (on a take-over by Hewlett-Packard), Stratus Computer and Solectron.

The effort by U.S. corporations to capture leading global market positions through productivity-enhancing measures has been critical to the U.S. equity market's spectacular rise, and we expect more and more U.S. firms to seek growth through a global strategy. We believe that the current economic expansion has further to go, that inflation will remain low and that corporate earnings will continue to grow, although perhaps more slowly than we have seen in the past year. Thus, the bull market should remain intact. Despite all these positives, we expect market volatility to increase through the remainder of this market cycle. With valuations at current levels, investors are nervous and likely to demonstrate little tolerance for any cyclical rise in inflation and interest rates, or even hints of bad news at the individual company level. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In TIMCO's disciplined approach to stock selection, we emphasize stocks that exhibit improving fundamentals (primarily gauged by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we are maintaining our overweight in LSI Logic, a leading designer and manufacturer of semiconductors used in computer networking, telecommunications and emerging digital video systems. In the health care sector, we are overweighted in PhyCor, one of the largest physician management practice companies in the U.S., which recently dispelled investor concerns with strong first quarter earnings and rebounded from depressed valuation levels. In the consumer sector, our focus is on diversified media companies like The New York Times and Tribune, as well as retailers that demonstrate above-average sales and earnings momentum, including Family Dollar, Fred Myer and TJX. In financial services and banking, we continue to emphasize Northern Trust, Progressive and Conseco within their respective industry groups for relative value and earnings momentum.

PORTFOLIO MANAGERS: SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA - KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997


ASSETS:
    Investment securities, at market value (cost $69,495,709)...................      $     79,446,403
    Cash   .....................................................................                93,749
    Receivables:
        Dividends...............................................................                49,865
        Investment securities sold..............................................             1,671,694
        Purchase payments and transfers from other Travelers accounts...........                13,830
                                                                                      -----------------

           Total Assets.........................................................            81,275,541
                                                                                      -----------------

LIABILITIES:
    Payables:
        Investment securities purchased.........................................             1,622,294
        Contract surrenders and transfers to other Travelers accounts...........                 3,635
        Investment management and advisory fees.................................                 7,702
        Market timing fees......................................................                10,938
        Variation on futures margin.............................................                93,750
    Accrued liabilities.........................................................                32,103
                                                                                      -----------------

           Total Liabilities....................................................             1,770,422
                                                                                      -----------------

NET ASSETS:
     (Applicable to 27,479,892 units outstanding at $2.893 per unit)............      $     79,505,119
                                                                                      =================



                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME:
    Dividends...............................................................     $        377,076
    Interest................................................................              376,133
                                                                                 -----------------

        Total income........................................................                         $        753,209

EXPENSES:
    Market timing fees......................................................              461,360
    Investment management and advisory fees.................................              129,164
    Insurance charges.......................................................              461,360
                                                                                 -----------------
        Total expenses......................................................                                1,051,884
                                                                                                     -----------------

           Net investment loss..............................................                                 (298,675)
                                                                                                     -----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................           52,595,602
        Cost of investment securities sold..................................           46,379,388
                                                                                 -----------------

           Net realized gain................................................                                6,216,214

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996................................            9,464,831
        Unrealized gain at June 30, 1997....................................            9,950,694
                                                                                 -----------------

           Net change in unrealized gain for the period.....................                                  485,863
                                                                                                     -----------------

               Net realized gain and change in unrealized gain..............                                6,702,077
                                                                                                     -----------------

    Net increase in net assets resulting from operations....................                         $      6,403,402
                                                                                                     =================





                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                       SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                        JUNE 30,        DECEMBER 31,
                                                                                          1997              1996
                                                                                          ----              ----
                                                                                      (UNAUDITED)
OPERATIONS:
    Net investment loss........................................................       $    (298,675)    $    (856,906)
    Net realized gain from investment security transactions....................           6,216,214        12,529,601
    Net change in unrealized gain on investment securities.....................             485,863          (241,053)
                                                                                   ----------------- -----------------

        Net increase in net assets resulting from operations...................           6,403,402        11,431,642
                                                                                   ----------------- -----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 995,323 and 3,129,051 units, respectively)..............           2,707,882         7,526,237
    Participant transfers from other Travelers accounts
        (applicable to 123,385 and 278,752 units, respectively)................             333,909           669,093
    Market timing transfers from other Travelers timed accounts
        (applicable to 6,455,170 and 6,967,148 units, respectively)............          17,684,347        18,098,875
    Administrative charges
        (applicable to 20,775 and 54,428 units, respectively)..................             (60,401)         (138,199)
    Contract surrenders
        (applicable to 913,563 and 1,838,951 units, respectively)..............          (2,485,172)       (4,446,573)
    Participant transfers to other Travelers accounts
        (applicable to 2,065,097 and 6,716,867 units, respectively)............          (5,649,792)      (16,166,563)
    Market timing transfers to other Travelers timed accounts
        (applicable to 7,255,179 and 17,104,352 units, respectively)...........         (18,527,841)      (40,404,417)
    Other payments to participants
        (applicable to 6,870 and 68,124 units, respectively)...................             (19,660)         (171,099)
                                                                                   ----------------- -----------------

        Net decrease in net assets resulting from unit transactions............          (6,016,728)      (35,032,646)
                                                                                   ----------------- -----------------

           Net increase (decrease) in net assets...............................             386,674       (23,601,004)

NET ASSETS:
    Beginning of period........................................................          79,118,445       102,719,449
                                                                                     ---------------   ---------------

    End of period..............................................................       $  79,505,119     $  79,118,445
                                                                                     ===============   ===============



                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

   The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

   OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

   REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the six months ended June 30, 1997, were $30,701,788 and $41,868,140, respectively. Realized gains and losses from investments transactions are reported on an identified cost basis.

   Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $3,245 and $20,390 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

   At June 30, 1997, Account TAS held 150 open S&P 400 MidCap Index futures contracts expiring in September, 1997. The underlying face value, or notional value, of these contracts at June 30, 1997, amounted to $21,720,000. In connection with these contracts, short-term investments with a par value of $685,000 had been pledged as margin deposits.

   Net realized gains resulting from futures contracts were $1,154,328 and $1,080,235 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1997, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

   A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $40,732 and $77,439 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

4. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


                                                          SIX
                                                         MONTHS
                                                          ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                                         JUNE 30,           (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                        ----------   -----------------------------------------------------------
                                                           1997          1996        1995        1994       1993       1992
                                                           ----          ----        ----        ----       ----       ----
SELECTED PER UNIT DATA:
 Total investment income............................... $    .027    $     .041   $   .042    $    .036   $    .037    $    .041
 Operating expenses....................................      .038          .069       .057         .049        .048         .043
                                                        ----------   ----------   ---------   ---------   ----------   ---------

 Net investment loss...................................     (.011)        (.028)     (.015)      (.013)       (.011)       (.002)

 Unit value at beginning of period.....................     2.623         2.253      1.706        1.838       1.624        1.495
 Net realized and change in unrealized gains (losses)..      .281          .398       .562       (.119)        .225         .131
                                                        ----------   ----------   ---------   ---------   ----------   ---------

 Unit value at end of period........................... $   2.893    $    2.623   $  2.253    $   1.706   $   1.838    $   1.624
                                                        ==========   ==========   =========   =========   ==========   =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value................. $     .27    $      .37   $    .55    $    (.13)  $     .21    $     .13
 Ratio of operating expenses to average net assets*....      2.85 %        2.84 %     2.83 %       2.80 %      2.82 %       2.93 %
 Ratio of net investment loss to average net assets*...      (.86)%       (1.13)%     (.74)%       (.72)%      (.80)%       (.12)%
 Number of units outstanding at end of period
(thousands)............................................    27,480        30,167     45,575       25,109      43,059       20,225
 Portfolio turnover rate...............................        51 %          98 %      113 %        142 %        71 %        269 %
 Average commission rate paid+......................... $    .042    $     .047          -            -           -            -


*    Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the period.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
COMMON STOCKS (72.4%)

 AEROSPACE (1.1%)
  Litton Industries (A)                3,700   $     178,756
  Precision Castparts Corp.            4,800         286,200
  Sundstrand Corp.                     7,700         415,800
                                               -------------
                                                     880,756
                                               -------------

 AIRLINES (0.3%)
  Continental Airlines, Inc. (A)       5,800         202,638
                                               -------------

 AUTOMOTIVE (0.6%)
  Harley Davidson, Inc.                6,000         287,625
  Lear Corp. (A)                       4,500         199,687
                                               -------------
                                                     487,312
                                               -------------

 BANKING (6.6%)
  AmSouth Bancorp                      4,350         164,484
  Capital One Financial Corp.          5,100         192,525
  City National Corp.                 10,700         257,469
  Crestar Financial Corp.              4,800         186,600
  First of America Bank Corp.          3,750         171,562
  First Empire State Corp.               600         202,200
  First Tennesse National Corp.        9,600         461,700
  Firstar Corp.                        6,200         189,100
  Hibernia Corp.                      10,500         146,344
  Marshall & Ilsley Corp.              7,200         292,725
  Mercantile Bancorp, Inc.             3,200         194,400
  Mercantile Bankshares Corp.          8,700         347,184
  Northern Trust Corp.                12,600         609,918
  Regions Financial Corp.             10,000         316,875
  SouthTrust Corp.                    12,100         501,394
  State Street Boston Corp.           13,000         601,250
  Summit Bancorp                       3,500         175,437
  Union Planters Corp.                 4,000         207,500
                                               -------------
                                                   5,218,667
                                               -------------

 BEVERAGE (0.8%)
  Coca-Cola Enterprises, Inc.         26,300         604,900
                                               -------------

 BROKERAGE (1.7%)
  Bear Stearns Cos.                    5,126         175,245
  Franklin Resources, Inc.             9,750         707,484
  Lehman Brothers Holding, Inc.        4,800         194,400
  Paine Webber Group, Inc.             7,400         259,000
                                               -------------
                                                   1,336,129
                                               -------------

 BUILDING MATERIALS (0.5%)
  Bemis Company                        4,200         181,650
  Watts Industries, Inc.               9,200         220,800
                                               -------------
                                                     402,450
                                               -------------

 CAPITAL GOODS (2.2%)
  Crane Co.                            5,450         227,878
  Danaher Corp.                        7,900         401,419
  Diebold, Inc.                        5,300         206,700
  Leggett & Platt, Inc.                7,400         318,200
  OEA, Inc.                            5,100         201,450
  Thiokol Corp.                        3,800         266,000
  York International, Inc.             3,500         161,000
                                               -------------
                                                   1,782,647
                                               -------------

 CHEMICALS (3.0%)
  BetzDearborn, Inc.                   4,800   $     316,800
  Biogen, Inc. (A)                     5,800         196,656
  Centocor, Inc. (A)                   9,800         304,106
  Crompton & Knowles Corp.            12,200         271,450
  Cytec Industries, Inc. (A)           7,900         295,262
  IMC Global, Inc.                     7,500         262,500
  International Specialty
   Products, Inc. (A)                 13,000         182,812
  Lubrizol Corp.                       2,500         104,844
  Mylan Labs, Inc.                     9,700         143,075
  Olin Corp.                           3,900         152,344
  Praxair, Inc.                        3,100         173,600
                                               -------------
                                                   2,403,449
                                               -------------

 CONSTRUCTION MACHINERY (0.4%)
  AGCO Corp                            9,900         355,781
                                               -------------

 CONSUMER (0.5%)
  Alberto-Culver Co.                   8,600         200,488
  Dial Corp.                          14,900         232,812
                                               -------------
                                                     433,300
                                               -------------

 ENTERTAINMENT (1.0%)
  International Game Technology       10,100         179,275
  Mirage Resorts, Inc. (A)            13,600         343,400
  U.S. Industries, Inc. (A)            6,900         245,813
                                               -------------
                                                     768,488
                                               -------------

 ENVIRONMENTAL (0.6%)
  USA Waste Service, Inc. (A)          5,400         147,150
  U.S. Filter Corp. (A)                6,000         231,750
  United Waste Systems, Inc. (A)       2,200          90,063
                                               -------------
                                                     468,963
                                               -------------

 FINANCE (0.4%)
  Echelon International Corp. (A)         13             297
  HFS Inc. (A)                         2,810         162,980
  Provident Companies, Inc.            2,400         128,400
                                               -------------
                                                     291,677
                                               -------------

 FOOD (2.2%)
  Cracker Barrel Old Country Store     4,800         126,900
  Dean Foods Co.                       8,400         339,150
  Dole Food Co.                        9,100         389,025
  Interstate Bakeries Corp.            3,700         219,456
  McCormick & Co.                      6,400         162,000
  Pioneer Hi-Bred International        2,400         192,000
  Tyson Foods, Inc.                   16,500         314,531
                                               -------------
                                                   1,743,062
                                               -------------

 HEALTHCARE (2.4%)
  Acuson Corp. (A)                     9,700         223,100
  Apria Healthcare Group, Inc. (A)     3,900          69,225
  Foundation Health Systems (A)        9,460         286,756
  HEALTHSOUTH Corp. (A)                6,700         167,081
  PacifiCare Health Systems (A)        5,200         331,987
  PhyCor, Inc. (A)                     7,500         258,047
  Tenet Healthcare Corporation (A)     6,500         192,156
  U.S. Surgical Corp.                  5,100         189,975
  Vencor, Inc. (A)                     5,300         223,925
                                               -------------
                                                   1,942,252
                                               -------------

 HOME CONSTRUCTION (0.2%)
  Clayton Homes, Inc.                  9,150         130,388
                                               -------------

                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
 INDEPENDENT ENERGY (2.0%)

  AES Corp. (A)                        8,300   $     587,225
  Anadarko Petroleum Corp.             4,800         288,000
  Apache Corp.                         7,100         230,750
  Louisiana Land & Exploration         3,000         171,375
  Noble Affiliates, Inc.               9,000         348,188
                                               -------------
                                                   1,625,538
                                               -------------

 INDUSTRIAL (2.5%)
  AccuStaff, Inc. (A)                  7,900         187,131
  Cambridge Technology
   Partners, Inc. (A)                  5,800         184,150
  Cintas Corp.                         3,800         261,488
  Hillenbrand Industries               5,200         247,000
  Jacobs Engineering Group, Inc. (A)   8,000         215,000
  Miller (Herman), Inc.                7,800         279,825
  Noble Drilling Corp. (A)             7,900         178,244
  Sealed Air Corp. (A)                 7,400         351,500
  Whitman Corp.                        3,400          81,600
                                               -------------
                                                   1,985,938
                                               -------------

 INSURANCE (4.5%)
  AFLAC, Inc.                          5,650         266,962
  AMBAC, Inc.                          5,300         404,787
  American Bankers Insurance
   Group, Inc.                         3,000         189,562
  Conseco, Inc.                        5,700         210,900
  Oxford Health Plans (A)              9,000         646,031
  PMI Group, Inc.                      2,800         174,650
  Progressive Corp.                    7,800         678,600
  SunAmerica, Inc.                    12,900         628,875
  Transatlantic Holdings, Inc.         3,900         387,075
                                               -------------
                                                   3,587,442
                                               -------------

 LODGING (0.5%)
  Circus Circus Enterprises, Inc. (A)  7,900         194,537
  Promus Hotel Corp. (A)               3,900         151,125
                                               -------------
                                                     345,662
                                               -------------

 MEDIA (1.6%)
  Belo (A.H.) Corp.                    4,700         195,637
  Evergreen Media Corp. (A)            4,000         178,250
  New York Times Co.                   4,000         198,000
  Tele-Communications-
   Liberty Media (A)                   7,600         180,737
  Tribune Co.                          4,600         221,088
  Washington Post Co.                    800         318,400
                                               -------------
                                                   1,292,112
                                               -------------

 METALS (0.7%)
  Alumax, Inc. (A)                     4,400         166,925
  LTV Corp.                           12,900         183,825
  USX-U.S. Steel Group, Inc.           5,200         182,325
                                               -------------
                                                     533,075
                                               -------------

 NATURAL GAS DISTRIBUTORS (1.3%)
  Brooklyn Union Gas Co.               9,600         274,800
  Consolidated Natural Gas Co.         3,000         161,437
  El Paso Natural Gas Co.              2,200         121,000
  MCN Energy Group, Inc.               5,100         156,188
  National Fuel Gas Co.                8,500         356,469
                                               -------------
                                                   1,069,894
                                               -------------

 NATURAL GAS PIPELINE (0.5%)
  Columbia Gas Systems, Inc.           3,400         221,850
  MAPCO, Inc.                          4,400         138,600
                                               -------------
                                                     360,450
                                               -------------

 OIL FIELD (2.2%)
  BJ Services Co. (A)                  6,500   $     348,563
  ENSCO International, Inc. (A)        5,600         295,400
  Global Marine, Inc. (A)             19,200         446,400
  Tidewater, Inc.                      4,600         202,400
  Transocean Offshore, Inc.            4,000         290,500
  Weatherford Enterra, Inc. (A)        4,200         161,700
                                               -------------
                                                   1,744,963
                                               -------------

 PAPER (1.2%)
  Avery Dennison Corp.                 2,300          92,287
  Boise Cascade Corp.                  4,700         165,969
  Bowater, Inc.                        5,700         263,625
  James River Corp.                    5,200         192,400
  Mead Corp.                           2,900         180,525
  Reynolds & Reynolds                  6,100          96,075
                                               -------------
                                                     990,881
                                               -------------

 PHARMACEUTICALS (1.4%)
  Bergen Brunswig Corp.                3,875         108,016
  Chiron Corp. (A)                     5,068         105,636
  CVS Corp.                            4,774         244,667
  Genzyme Corp. (A)                    5,800         160,588
  McKesson Corp.                       1,200          93,000
  Watson Pharmaceuticals, Inc. (A)     9,100         383,906
                                               -------------
                                                   1,095,813
                                               -------------

 RAILROADS (0.5%)
  Illinois Central Corp.               4,900         171,194
  Kansas City Southern
   Industries, Inc.                    2,900         187,050
                                               -------------
                                                     358,244
                                               -------------

 REFINING (1.3%)
  Amerada Hess                         3,800         211,138
  Murphy Oil Corp.                     3,600         175,500
  Tosco Corp.                         10,600         317,337
  Valero Energy Corp.                  8,300         300,875
                                               -------------
                                                   1,004,850
                                               -------------

 RETAILERS (5.7%)
  Bed Bath & Beyond, Inc. (A)         11,500         349,671
  Best Buy Company, Inc. (A)          16,700         248,412
  Borders Group, Inc. (A)              7,500         180,938
  Claire's Stores, Inc.               13,100         229,250
  Consolidated Stores Corp. (A)        6,500         225,875
  Costco Companies, Inc. (A)           5,300         174,403
  Dollar General Corp.                 7,350         275,625
  Family Dollar Stores                12,300         335,175
  Fred Meyer, Inc. (A)                 5,600         289,450
  General Nutrition Cos. (A)           6,300         176,006
  Kohl's Corp. (A)                     5,900         312,331
  Lands' End, Inc. (A)                 8,500         251,812
  Office Depot, Inc. (A)              13,000         252,688
  Payless ShoeSource, Inc. (A)         6,600         360,937
  Staples, Inc. (A)                   19,975         463,170
  TJX Companies, Inc.                  2,600         120,088
  Tiffany & Co.                        7,200         189,900
  Viking Office Products, Inc. (A)     6,700         126,881
                                               -------------
                                                   4,562,612
                                               -------------

                                     NO. OF         MARKET
                                     SHARES         VALUE
                                   ----------    ------------
 SERVICES (3.2%)
  Cadence Design System, Inc. (A)     13,425   $     449,737
  Ecolab Inc.                          4,100         195,775
  HBO & Co.                            3,100         213,513
  Manpower, Inc.                       6,600         293,700
  Omnicom Group                        6,500         400,563
  Paychex, Inc.                        8,475         325,228
  Stryker Corp.                        7,800         273,243
  SunGard Data Systems, Inc. (A)       3,400         158,100
  Xilinx Inc. (A)                      5,200         254,962
                                               -------------
                                                   2,564,821
                                               -------------

 TECHNOLOGY (9.3%)
  Adaptec Inc. (A)                     4,500         156,375
  Altera Corp. (A)                     7,000         353,718
  America Online, Inc. (A)             7,000         389,375
  American Power Conversion (A)        7,600         143,687
  Analog Devices, Inc. (A)            12,200         324,063
  Arrow Electronics (A)                4,000         212,500
  Atmel Corp. (A)                      7,800         218,888
  Avnet, Inc.                          3,500         201,250
  BMC Software, Inc. (A)              11,800         654,162
  Comdisco, Inc.                       5,700         148,200
  Compuware Corporation (A)            6,800         325,550
  ENCAD, Inc. (A)                      4,600         191,763
  Gartner Group, Inc. (A)              5,100         183,122
  Hubbell, Inc.                        9,000         396,000
  Lam Research Corp. (A)               4,400         163,212
  Linear Technology Corp.              9,600         495,900
  LSI Logic Corp. (A)                  6,400         204,800
  Maxim Integrated Products (A)        4,900         278,381
  McAfee Associates, Inc. (A)          2,900         182,881
  Molex, Inc.                          4,750         173,523
  NCR Corporation (A)                  7,900         235,025
  Policy Management Systems (A)        5,400         253,800
  Quantum Corp. (A)                    9,000         183,093
  Raychem Corp.                        2,000         148,750
  Read-Rite Corp. (A)                  7,800         162,581
  Solectron Corp. (A)                  3,900         273,244
  Storage Technology Corp. (A)         4,900         218,050
  Symbol Technologies, Inc.            8,100         272,362
  Teradyne Inc. (A)                    6,400         251,200
                                               -------------
                                                   7,395,455
                                               -------------

 TELECOMMUNICATIONS (1.6%)
  ADC Telecommunications, Inc. (A)     9,600         321,000
  Century Telephone Enterprises        4,900         165,069
  NEXTEL Communications, Inc. (A)     18,100         342,202
  Southern New England Telephone       5,200         202,150
  Telephone & Data Systems, Inc.       4,900         185,894
  360 Communications Company (A)       5,400          92,475
                                               -------------
                                                   1,308,790
                                               -------------

 TEXTILE (1.0%)
  Jones Apparel Group, Inc. (A)        7,700         367,675
  Unifi, Inc.                         10,700         399,913
                                               -------------
                                                     767,588
                                               -------------

 TOBACCO (0.3%)
  Universal Corp.                      8,200   $     260,350
                                               -------------
 TRANSPORTATION (0.7%)
  Alexander & Baldwin                 10,100         264,178
  GATX Corp.                           4,500         259,875
                                               -------------
                                                     524,053
                                               -------------

 UTILITIES (5.9%)
  Allegheny Power Systems, Inc.       15,200         405,650
  Baltimore Gas & Electric Co.         7,200         192,150
  Boston Edison Co.                    6,500         171,438
  CalEnergy Co. (A)                   10,000         380,000
  CMS Energy Corp.                    14,000         493,500
  Florida Progress Corp.               7,900         247,369
  Illinova Corp.                       5,900         129,800
  IPALCO Enterprises, Inc.             4,500         140,625
  Louisville Gas & Electric Co.       12,200         269,163
  NIPSCO Industries                    9,000         371,812
  Northeast Utilities                 10,100          96,581
  Pinnacle West Capital               12,200         366,762
  Public Service Co. of Colorado      10,800         448,200
  SCANA Corp.                         14,800         367,225
  TECO Energy, Inc.                   16,300         416,669
  Wisconsin Energy Corp.               9,000         223,875
                                               -------------
                                                   4,720,819
                                               -------------

   TOTAL COMMON STOCKS
    (COST $47,597,908)                            57,552,209
                                               -------------

                                    PRINCIPAL
                                      AMOUNT
                                    -----------
SHORT-TERM INVESTMENTS (27.6%)
 COMMERCIAL PAPER (26.7%)
  Allied Signal, Inc.,
   5.63% due July 11, 1997       $ 1,680,000       1,677,050
  Barclays U.S. Funding Corp.,
   5.68% due July 3, 1997          1,800,000       1,799,107
  BHP Finance (USA), Inc.,
   5.66% due July 7, 1997          1,049,000       1,047,807
  Chase Manhattan Bank,
   5.57% due July 8, 1997          1,300,000       1,298,435
  Dillard Investment Co., Inc.,
   5.63% due July 8, 1997          1,500,000       1,498,059
  Goldman Sachs Group LP,
   5.63% due July 2, 1997          1,500,000       1,499,502
  Heinz (H.J.) Co.,
   5.66% due July 14, 1997         1,000,000         997,795
  Household Finance Corp.,
   6.21% due July 1, 1997            707,000         707,000

                                          PRINCIPAL        MARKET
                                            AMOUNT         VALUE
                                          ----------    ------------
 COMMERCIAL PAPER (CONTINUED)
  IMI Funding Corp. (USA),
   5.69% due July 7, 1997               $   750,000   $     749,147
  IMI Funding Corp. (USA),
   5.64% due July 21, 1997                1,000,000         996,751
  Merrill Lynch & Co.,
   5.69% due July 14, 1997                1,323,000       1,320,083
  NYNEX Corp.,
   5.65% due July 21, 1997                1,800,000       1,794,152
  Pacific Gas & Electric Co.,
   5.69% due July 24, 1997                1,000,000         996,312
  Pearson, Inc.,
   5.64% due July 21, 1997                1,500,000       1,495,127
  Philip Morris, Cos.,
   5.65% due July 21, 1997                1,500,000       1,495,127
  Toys R Us, Inc.,
   5.60% due July 7, 1997                 1,800,000       1,797,953
                                                      -------------
                                                         21,169,407
                                                      -------------

 U.S. TREASURY (0.9%)
  United States of America Treasury,
   5.24% due August 21, 1997 (B)            730,000         724,787
                                                      -------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $21,897,801)                       21,894,194
                                                      -------------

                                           NOTIONAL
                                            VALUE
                                          ----------
FUTURES CONTRACTS (0.0%)
  S&P 400 MidCap Index,
   Exp. September, 1997 (C)             $ 21,720,000              -
                                                      --------------

   TOTAL INVESTMENTS (100%)
    (COST $69,495,709) (D)                            $  79,446,403
                                                      ==============


NOTES

(A)  Non-income Producing Security.


(B) Par value of $685,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1997, net unrealized appreciation for all securities was $9,950,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $11,013,643 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,062,949.




                       See Notes to Financial Statements

                                 THE TRAVELERS
                               TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The second quarter came on the heels of a Federal Reserve Board's ("Fed") tightening in March. By the end of the first quarter, the 30-year Treasury yield rose to 7.10%, posting a negative 4.44% return. Market expectations of another Fed move at the May meeting kept interest rates high for the first half of the second quarter, diminishing only after a negative reading on April retail sales was observed in the middle of May. By the time the quarter had finished, rates were essentially at the levels very close to where we began the year. The 15+ year Treasury Index returned a healthy 5.58% return in the second quarter. Demand for spread product continued into the second quarter. Mortgage backed securities fared better than Treasuries on a duration adjusted basis, beating Treasuries by 0.54%. The best performing mortgages were those slight premium securities with coupons in the 7.00%-8.00% range, with GNMAs performing best, which tightened as yields rose as their embedded refinancing options moved out of the money.

In the government securities market, agency debentures fared marginally better as their yield advantage created a small total return edge. Among Treasuries, the on-the-run performed poorly in the second quarter. The 2015-2016 year sector traded in line with market direction, as these were the cheapest-to-deliver into the bond futures contract. As the market traded off, futures would lead the way down, causing these maturities to underperform, and to outperform when the market rallied. The best performers in the 15+ year government index were Treasuries maturing in years 2015, 2017, 2019 and 2023.

A timing move from cash to bonds occurred on June 16th. The fund remains in line with the index duration. FICO Strip Securities are used for additional yield, and the portfolio has greater dollar duration exposure to mortgages. A small steepening bet from 10s to 30s is also in place, which should pay off if the market continues to move higher. Going forward, we are neutral in duration, but maintain our overexposure to the mortgage market.

PORTFOLIO MANAGER:  JOSEPH M. MULLALLY





                                  [TAMIC LOGO]

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997


ASSETS:
    Investment securities, at market value (cost $10,598,428)...................      $     10,555,727
    Cash........................................................................                72,385
    Receivables:
        Interest................................................................                77,486
        Purchase payments and transfers from other Travelers accounts...........                   600
                                                                                      -----------------

           Total Assets.........................................................            10,706,198
                                                                                      -----------------

LIABILITIES:
    Payables:
        Investment securities purchased.........................................             3,703,859
        Contract surrenders and transfers to other Travelers accounts...........                    14
        Investment management and advisory fees.................................                   965
        Market timing fees......................................................                   961
    Accrued liabilities.........................................................                 2,413
                                                                                      -----------------

           Total Liabilities....................................................             3,708,212
                                                                                      -----------------

NET ASSETS:
    (Applicable to 5,708,010 units outstanding at $1.226 per unit)..............      $      6,997,986
                                                                                      =================



                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME:
    Interest................................................................                         $         16,397

EXPENSES:
    Market timing fees......................................................     $          3,385
    Investment management and advisory fees.................................                1,350
    Insurance charges.......................................................                3,385
                                                                                 -----------------
        Total expenses......................................................                                    8,120
                                                                                                     -----------------

           Net investment income............................................                                    8,277
                                                                                                     -----------------


    Change in unrealized loss on investment securities:
        Unrealized loss at December 31, 1996................................                    -
        Unrealized loss at June 30, 1997....................................              (42,701)
                                                                                 -----------------

           Net change in unrealized loss for the period.....................                                  (42,701)
                                                                                                     -----------------


        Net decrease in net assets resulting from operations................                         $        (34,424)
                                                                                                     =================





                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                        JUNE 30,        DECEMBER 31,
                                                                                          1997              1996
                                                                                          ----              ----
                                                                                      (UNAUDITED)
OPERATIONS:
    Net investment income......................................................    $          8,277  $        189,762
    Net realized loss from investment security transactions....................                   -        (1,050,523)
    Net change in unrealized gain (loss) on investment securities..............             (42,701)         (698,966)
                                                                                   ----------------- -----------------

        Net decrease in net assets resulting from operations...................             (34,424)       (1,559,727)
                                                                                   ----------------- -----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 10,089 and 243,706 units, respectively).................              12,433           324,504
    Participant transfers from other Travelers accounts
        (applicable to 3,603 and 13,851 units, respectively)...................               4,513            19,555
    Market timing transfers from other Travelers timed accounts
        (applicable to 5,774,393 and 18,855,866 units, respectively)...........           7,114,295        24,121,224
    Administrative charges
        (applicable to 4,851 and 72 units, respectively).......................              (5,963)              (94)
    Contract surrenders
        (applicable to 987 and 318,514 units, respectively)....................              (1,218)         (428,452)
    Participant transfers to other Travelers accounts
        (applicable to 74,237 and 992,326 units, respectively).................             (91,650)       (1,324,406)
    Market timing transfers to other Travelers timed accounts
        (applicable to 29,259,875 units).......................................                   -       (37,004,878)
    Other payments to participants
        (applicable to 8,942 units)............................................                   -           (11,312)
                                                                                   ----------------- -----------------

        Net increase (decrease) in net assets resulting from unit transactions.           7,032,410       (14,303,859)
                                                                                   ----------------- -----------------

           Net increase (decrease) in net assets...............................           6,997,986       (15,863,586)

NET ASSETS:
    Beginning of period........................................................                   -        15,863,586
                                                                                   ----------------- -----------------

    End of period..............................................................    $      6,997,986  $              -
                                                                                   ================= =================





                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

   The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   FUTURES CONTRACTS. Account TB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified debt securities associated with the futures contract.

   REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   The aggregate costs of purchases of direct and indirect U.S. government obligations were $6,804,676, for the six months ended June 30, 1997. Realized gains and losses from investment transactions are reported on an identified cost basis.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

   A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $9,844 of contingent deferred sales charges for the year ended December 31, 1996. No contingent deferred sales charges were deducted for the period ended June 30, 1997.

4. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)



                                                             SIX
                                                            MONTHS
                                                            ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                                           JUNE 30,            (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                          ----------   ------------------------------------------------------------
                                                             1997          1996        1995        1994         1993        1992
                                                             ----          ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $    .003    $    .033   $    .071    $    .007   $    .054   $    .051
 Operating expenses....................................        .001         .015        .031         .006        .036        .032
                                                          ----------   ----------  ---------    ---------   ---------   ---------

 Net investment income.................................        .002         .018        .040         .001        .018        .019

 Unit value at beginning of period.....................       1.232        1.383       1.215        1.234       1.132       1.087
 Net realized and change in unrealized gains (losses)..       (.008)       (.169)       .128        (.020)       .084        .026
                                                          ----------   ----------  ---------    ---------   ---------   ---------

 Unit value at end of period...........................   $   1.226    $   1.232   $   1.383    $   1.215   $   1.234   $   1.132
                                                          ==========   ==========  =========    =========   =========   =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................   $    (.01)   $    (.15)  $     .17    $    (.02)  $     .10   $     .05
 Ratio of operating expenses to average net assets*....        3.00 %       3.00 %      3.00 %       3.00 %      3.00 %      2.99 %
 Ratio of net investment income to average net assets*.        2.83 %       3.48 %      3.98 %       1.02 %      1.48 %      1.71 %
 Number of units outstanding at end of period
(thousands)............................................       5,708            -      11,466            -      20,207      21,868
 Portfolio turnover rate...............................           -          153 %       117 %          -         190 %       505 %


*    Annualized.

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


                                           PRINCIPAL        MARKET
                                             AMOUNT         VALUE
                                           ----------    ------------
U.S. GOVERNMENT AGENCY
 SECURITIES (38.0%)

  FICO Strip Principal,
   0.0% Notes, 2019                      $ 1,500,000   $     312,875
  FNMA 30yr Conventional
   Intermediate Term,
   7.00% Pass Through, 2027                2,000,000       1,961,562
  FHLMC Gold 30yr PC,
   8.00% Pass Through, 2027                1,200,000       1,229,437
  GNMA 30yr Single Family Issue,
   7.50% Pass Through, 2027                  500,000         501,797
                                                       -------------

   TOTAL U.S. GOVERNMENT
    AGENCY SECURITIES
     (COST $4,021,040)                                     4,005,671
                                                       -------------

U.S. GOVERNMENT
 SECURITIES (26.1%)

  United States of America Treasury,
   12.00% Bonds, 2013                        500,000         704,219
  United States of America Treasury,
   8.13% Bonds, 2019                       1,800,000       2,053,125
                                                       -------------

   TOTAL U.S. GOVERNMENT
    SECURITIES (COST $2,783,885)                           2,757,344
                                                       -------------

SHORT-TERM INVESTMENTS (35.9%)

 COMMERCIAL PAPER (35.9%)
  Allied Signal, Inc.,
   5.67% due July 7, 1997                $   350,000   $     349,602
  Dillard Investment Co., Inc.,
   5.64% due July 8, 1997                    350,000         349,547
  Ford Motor Credit Co.,
   5.62% due July 14, 1997                   350,000         349,228
  General Electric Capital Corp.,
   5.63% due July 14, 1997                   350,000         349,228
  Goldman Sachs Group LP,
   5.65% due July 9, 1997                    350,000         349,494
  Merrill Lynch & Co.,
   5.66% due July 14, 1997                   350,000         349,228
  Pearson, Inc.,
   5.64% due July 14, 1997                   350,000         349,228
  PPG Industries, Inc.,
   5.58% due July 14, 1997                   350,000         349,228
  Progress Capital Holdings, Inc.,
   5.65% due July 11, 1997                   300,000         299,473
  Prudential Funding Corp.,
   5.62% due July 14, 1997                   350,000         349,228
  TECO Financial, Inc.,
   5.61% due July 14, 1997                   350,000         349,228
                                                       -------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $3,793,503)                          3,792,712
                                                       -------------

   TOTAL INVESTMENTS (100%)
    (COST $10,598,428) (A)                             $  10,555,727
                                                       =============

NOTES

(A) At June 30, 1997, gross and net unrealized depreciation for all securities was $42,701.



                       See Notes to Financial Statements

                              Investment Advisers
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut



                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut



                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York





The financial information included herein has been taken from the records of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.


This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.



VG-182 (S/A) (6-97) Printed in U.S.A.